Exhibit 99.2

Supplemental Financial Information

September 30, 2012

(unaudited)

Cedar Realty Trust, Inc.

44 South Bayles Avenue

Port Washington, NY 11050-3765

Tel: (516) 767-6492 Fax: (516) 767-6497

www.cedarrealtytrust.com

CEDAR REALTY TRUST, INC.

Supplemental Financial Information

September 30, 2012

(unaudited)

TABLE OF CONTENTS

Financial Information
Consolidated Balance Sheets	3
Consolidated Statements of Operations	4
Supporting Schedules to Consolidated Statements	5 - 6
Funds From Operations and Additional Disclosures	7
Earnings Before Interest, Taxes, Depreciation and Amortization	8
Summary of Outstanding Debt	9-10
Summary of Debt Maturities	11
Overview of Exit from Cedar/RioCan Joint Venture	12
Preferred Stock Activity	13

Portfolio Information
Real Estate Summary	14-16
Leasing Activity	17
Tenant Concentration	18
Lease Expirations	19
Property Net Operating Income	20
Dispositions	21

Properties Held for Sale/Conveyance
Real Estate Summary	23
Summary of Outstanding Debt	24

Non-GAAP Financial Disclosures	25

Forward-Looking Statements

The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). In addition, statements made or incorporated by reference herein may include certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import, or the negative thereof. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to, those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. Accordingly, the information contained herein should be read in conjunction with the Company’s Form 10-K for the year ended December 31, 2011 and Form 10-Q for the quarter ended September 30, 2012.

CEDAR REALTY TRUST, INC.

Consolidated Balance Sheets

	September 30,	December 31,
	2012	2011
Assets:
Real estate
Land	$268,913,000	$268,982,000
Buildings and improvements	1,115,957,000	1,099,456,000

	1,384,870,000	1,368,438,000
Less accumulated depreciation	(229,830,000)	(197,578,000)

Real estate, net	1,155,040,000	1,170,860,000
Real estate held for sale/conveyance	194,174,000	207,553,000
Investment in Cedar/RioCan joint venture	41,923,000	44,743,000
Cash and cash equivalents	7,416,000	12,070,000
Restricted cash	13,088,000	14,707,000
Receivables	25,414,000	26,127,000
Other assets and deferred charges, net	33,367,000	33,804,000
Assets relating to real estate held for sale/conveyance	—	2,299,000

Total assets	$1,470,422,000	$1,512,163,000

Liabilities and equity:
Mortgage loans payable	$560,033,000	$588,516,000
Mortgage loans payable—real estate held for sale/conveyance	94,171,000	123,115,000
Secured credit facilities	93,000,000	166,317,000
Accounts payable and accrued liabilities	32,227,000	32,404,000
Unamortized intangible lease liabilities	31,113,000	35,017,000
Liabilities relating to real estate held for sale/conveyance	6,339,000	6,406,000

Total liabilities	816,883,000	951,775,000

Noncontrolling interest—limited partners’ mezzanine OP Units	801,000	4,616,000

Commitments and contingencies	—	—

Equity:
Cedar Realty Trust, Inc. shareholders’ equity:
Preferred stock	275,294,000	158,575,000
Common stock and other shareholders’ equity	318,745,000	335,268,000

Total Cedar Realty Trust, Inc. shareholders’ equity	594,039,000	493,843,000

Noncontrolling interests:
Minority interests in consolidated joint ventures	57,175,000	56,511,000
Limited partners’ OP Units	1,524,000	5,418,000

Total noncontrolling interests	58,699,000	61,929,000

Total equity	652,738,000	555,772,000

Total liabilities and equity	$1,470,422,000	$1,512,163,000

CEDAR REALTY TRUST, INC.

Consolidated Statements of Operations

	Three months ended September 30,		Nine months ended September 30,
	2012	2011	2012	2011
Revenues:
Rents	$26,679,000	$26,465,000	$80,362,000	$78,039,000
Expense recoveries	5,992,000	6,268,000	19,315,000	20,316,000
Other	908,000	685,000	5,369,000	2,138,000

Total revenues	33,579,000	33,418,000	105,046,000	100,493,000

Property operating expenses:
Operating, maintenance and management	5,304,000	6,410,000	17,190,000	20,687,000
Real estate and other property-related taxes	4,402,000	4,147,000	13,057,000	12,307,000

Total property operating expenses	9,706,000	10,557,000	30,247,000	32,994,000

Property operating income	23,873,000	22,861,000	74,799,000	67,499,000

Other expenses:
General and administrative	3,637,000	2,899,000	10,999,000	7,770,000
Management transition charges and employee termination costs	1,131,000	—	1,131,000	6,875,000
Impairment charges	—	7,419,000	—	7,419,000
Acquisition transaction costs and terminated projects	—	—	—	1,169,000
Depreciation and amortization	9,282,000	9,794,000	34,804,000	27,824,000

Total other expenses	14,050,000	20,112,000	46,934,000	51,057,000

Operating income	9,823,000	2,749,000	27,865,000	16,442,000

Non-operating income and expense:
Interest expense	(9,626,000)	(10,468,000)	(29,549,000)	(31,136,000)
Accelerated write-off of deferred financing costs	—	—	(2,607,000)	—
Interest income	63,000	41,000	187,000	216,000
Unconsolidated joint ventures:
Equity in income	411,000	327,000	1,432,000	1,152,000
Write-off of investment	—	—	—	(7,961,000)
Gain on sales	402,000	130,000	481,000	130,000

Total non-operating income and expense	(8,750,000)	(9,970,000)	(30,056,000)	(37,599,000)

Income (loss) from continuing operations	1,073,000	(7,221,000)	(2,191,000)	(21,157,000)

Discontinued operations:
Income from operations	1,225,000	627,000	3,628,000	2,855,000
Impairment (charges)/reversals, net	—	(64,671,000)	1,138,000	(87,287,000)
Gain on sales	—	—	750,000	502,000

Total discontinued operations	1,225,000	(64,044,000)	5,516,000	(83,930,000)

Net income (loss)	2,298,000	(71,265,000)	3,325,000	(105,087,000)

Less, net (income) loss attributable to noncontrolling interests:
Minority interests in consolidated joint ventures	(2,564,000)	3,285,000	(4,272,000)	3,332,000
Limited partners’ interest in Operating Partnership	17,000	1,455,000	114,000	2,294,000

Total net (income) loss attributable to noncontrolling interests	(2,547,000)	4,740,000	(4,158,000)	5,626,000

Net (loss) attributable to Cedar Realty Trust, Inc.	(249,000)	(66,525,000)	(833,000)	(99,461,000)

Preferred stock dividends	(3,877,000)	(3,580,000)	(11,015,000)	(10,621,000)
Preferred stock redemption costs	(173,000)	—	(555,000)	—

Net (loss) attributable to common shareholders	$(4,299,000)	$(70,105,000)	$(12,403,000)	$(110,082,000)

Per common share attributable to common shareholders (basic and diluted):
Continuing operations	$(0.05)	$(0.16)	$(0.20)	$(0.48)
Discontinued operations	(0.02)	(0.89)	0.01	(1.19)

	$(0.07)	$(1.05)	$(0.19)	$(1.67)

Weighted average number of common shares—basic and diluted	68,232,000	66,800,000	67,932,000	66,253,000

CEDAR REALTY TRUST, INC.

Supporting Schedules to Consolidated Statements

Balance Sheets Detail

	September 30,	December 31,
	2012	2011
Construction in process (included in buildings and improvements)	$7,601,000	$24,475,000

Receivables
Rents and other tenant receivables, net	$5,827,000	$6,882,000
Straight-line rents	14,467,000	13,435,000
Other	5,120,000	5,810,000

	$25,414,000	$26,127,000

Other assets and deferred charges, net
Lease origination costs	$14,100,000	$14,266,000
Financing costs	5,815,000	6,249,000
Prepaid expenses	9,384,000	5,857,000
Investments related to deferred compensation liabilities	434,000	3,562,000
Property and other deposits	65,000	1,430,000
Leasehold improvements, furniture and fixtures	1,223,000	1,035,000
Other	2,346,000	1,405,000

	$33,367,000	$33,804,000

Minority interests in consolidated joint ventures
Operating joint venture properties:
New London Mall and San Souci Plaza	5,772,000	6,805,000
Upland Square	1,048,000	1,048,000
Homburg (two properties) (a)	13,730,000	13,909,000
Held-for-sale joint venture properties:
Homburg (seven properties) (b)	36,706,000	34,774,000
CVS at Naugatuck	—	56,000
Heritage Crossing	(81,000)	(81,000)

	$57,175,000	$56,511,000

(a)	Remaining 80% ownership interests acquired on October 12, 2012
(b)	Properties sold on October 12, 2012.

CEDAR REALTY TRUST, INC.

Supporting Schedules to Consolidated Statements

Statements of Operations Detail

	Three months ended September 30,		Nine months ended September 30,
	2012	2011	2012	2011
Rents
Base rents	$24,975,000	$24,086,000	$74,642,000	$72,097,000
Percentage rent	314,000	302,000	778,000	687,000
Straight-line rents	216,000	187,000	778,000	932,000
Amortization of intangible lease liabilities	1,174,000	1,890,000	4,164,000	4,323,000

	$26,679,000	$26,465,000	$80,362,000	$78,039,000

Other revenues
Lease termination fees	$—	$—	$3,029,000	$—
RioCan management fees (a)	859,000	583,000	2,136,000	1,569,000
Miscellaneous	49,000	102,000	204,000	569,000

	$908,000	$685,000	$5,369,000	$2,138,000

Equity in income of unconsolidated joint ventures:
Cedar/RioCan (a)	$411,000	$327,000	$1,432,000	$829,000
Philadelphia redevelopment project	—	—	—	323,000

	$411,000	$327,000	$1,432,000	$1,152,000

Net (income) loss attributable to noncontrolling interests—minority interests in consolidated joint ventures
Operating joint venture properties:
New London Mall and San Souci Plaza	$97,000	$127,000	$518,000	$451,000
Homburg (two properties) (b)	22,000	(82,000)	(216,000)	(306,000)
Held-for-sale joint venture properties:
Homburg (seven properties) (c)	(2,683,000)	1,643,000	(4,250,000)	1,169,000
CVS at Naugatuck	—	(5,000)	(324,000)	(15,000)
Columbia Mall	—	1,602,000	—	2,033,000

	$(2,564,000)	$3,285,000	$(4,272,000)	$3,332,000

(a)	See page 12 for information relating to the Company’s exit from the Cedar/RioCan joint venture.
(b)	Remaining 80% ownership interests acquired on October 12, 2012.
(c)	Properties sold on October 12, 2012.

CEDAR REALTY TRUST, INC.

Funds From Operations and Additional Disclosures

	Three months ended September 30,		Nine months ended September 30,
	2012	2011	2012	2011
Net (loss) attributable to common shareholders	$(4,299,000)	$(70,105,000)	$(12,403,000)	$(110,082,000)
Real estate depreciation and amortization	9,185,000	11,380,000	34,577,000	32,729,000
Limited partners’ interest	(17,000)	(1,455,000)	(114,000)	(2,294,000)
Impairment charges/ (reversals)	—	72,114,000	(1,138,000)	102,647,000
Gain on sales	(402,000)	—	(1,231,000)	(502,000)
Consolidated minority interest:
Share of income (loss)	2,564,000	(3,285,000)	4,272,000	(3,332,000)
Share of FFO	(1,287,000)	(1,462,000)	(4,078,000)	(4,442,000)
Unconsolidated joint ventures:
Share of income	(411,000)	(327,000)	(1,432,000)	(1,152,000)
Share of FFO	1,433,000	1,374,000	4,488,000	4,438,000

Funds From Operations (“FFO”)	6,766,000	8,234,000	22,941,000	18,010,000
Adjustments for items affecting comparability:
Management transition charges and employee termination costs	1,131,000	—	1,131,000	6,875,000
Accelerated write-off of deferred financing costs	—	—	2,607,000	—
Share-based compensation mark-to-market adjustments	—	(39,000)	10,000	(740,000)
Preferred stock redemption costs	173,000	—	555,000	—
Acquisition transaction costs and terminated projects, including Company share from the Cedar/RioCan joint venture	193,000	11,000	193,000	1,498,000

Operating Funds From Operations (“Operating FFO”)	$8,263,000	$8,206,000	$27,437,000	$25,643,000

FFO per diluted share:	$0.09	$0.12	$0.32	$0.26

Operating FFO per diluted share:	$0.11	$0.12	$0.38	$0.37

Weighted average number of diluted common shares:
Common shares	71,793,000	69,759,000	71,161,000	68,368,000
OP Units	281,000	1,415,000	518,000	1,415,000

	72,074,000	71,174,000	71,679,000	69,783,000

Additional Disclosures (Pro-Rata Share):
Straight-line rents	$381,000	$313,000	$1,066,000	$1,282,000
Amortization of intangible lease liabilities	1,251,000	2,097,000	4,456,000	5,007,000
Lease termination income	—	—	3,029,000	—
Non-real estate amortization	569,000	1,172,000	1,926,000	3,414,000
Share-based compensation other than mark-to-market adjustments	1,149,000	978,000	2,885,000	4,789,000
Maintenance capital expenditures	1,028,000	1,123,000	3,163,000	2,176,000
Development and redevelopment capital expenditures	6,285,000	12,911,000	14,300,000	25,461,000
Capitalized interest and financing costs	255,000	895,000	1,000,000	2,036,000

CEDAR REALTY TRUST, INC.

Earnings Before Interest, Taxes, Depreciation and Amortization

	Three months ended September 30,				Nine months ended September 30,
	2012		2011		2012		2011
EBITDA Calculation

Income (loss) from continuing operations	$1,073,000		$(7,221,000)		$(2,191,000)		$(21,157,000)
Add (deduct):
Interest expense	9,626,000		10,468,000		29,549,000		31,136,000
Accelerated write-off of deferred financing costs	—		—		2,607,000		—
Depreciation and amortization	9,282,000		9,794,000		34,804,000		27,824,000
Minority interests share of consolidated joint venture EBITDA	(2,973,000)		(3,204,000)		(9,086,000)		(9,560,000)
Discontinued operations:
Income from operations	1,225,000		627,000		3,628,000		2,855,000
Interest expense and amortization of financing costs, net	1,776,000		2,476,000		5,622,000		6,885,000
Depreciation and amortization	—		1,652,000		21,000		5,256,000
Pro-rata share attributable to Cedar/RioCan joint venture:
Depreciation and amortization	1,021,000		1,068,000		3,055,000		3,096,000
Interest expense	801,000		968,000		2,532,000		2,786,000

EBITDA	21,831,000		16,628,000		70,541,000		49,121,000
Adjustments for items affecting comparability:
Share-based compensation mark-to-market adjustments	—		(39,000)		10,000		(740,000)
Management transition charges and employee termination costs	1,131,000		—		1,131,000		6,875,000
Impairment charges and write-off of investment in unconsolidated joint venture	—		7,419,000		—		15,380,000
Acquisition transaction costs and terminated projects, including Company share from the Cedar/RioCan joint venture	193,000		11,000		193,000		1,498,000

Adjusted EBITDA	$23,155,000		$24,019,000		$71,875,000		$72,134,000

Pro-rata share of outstanding debt (a)	$697,597,000		$854,337,000		$697,597,000		$854,337,000

Fixed charges (a)
Interest expense	$11,178,000		$12,671,000		$34,406,000		$36,642,000
Interest expense—consolidated minority interests share	(1,643,000)		(1,675,000)		(4,931,000)		(4,983,000)
Interest expense—Cedar/RioCan joint venture	801,000		968,000		2,532,000		2,786,000

Interest Expense	10,336,000		11,964,000		32,007,000		34,445,000
Preferred stock dividends	3,877,000		3,580,000		11,015,000		10,621,000
Pro-rata share of scheduled mortgage repayments	2,471,000		2,237,000		7,687,000		6,554,000

Fixed charges	$16,684,000		$17,781,000		$50,709,000		$51,620,000

Debt and Coverage Ratios (b)
Debt to Adjusted EBITDA (c)	8.5	x	8.7	x	8.7	x	8.9	x
Interest coverage ratio (Based on Adjusted EBITDA)	2.2	x	2.0	x	2.2	x	2.1	x
Fixed charge coverage ratio (Based on Adjusted EBITDA)	1.4	x	1.4	x	1.4	x	1.4	x

(a)	Includes properties “held for sale/conveyance”.
(b)	Ratios exclude lease termination income.
(c)	The amounts used in the calculation of debt to Adjusted EBITDA ratio have been adjusted to exclude (i) the results of properties sold during each of the respective periods as the related debt is no longer outstanding at the end of such period, (ii) for the 2012 periods, the approximate $114.1 million interim reduction in the outstanding balance under the Company’s Credit Facility arising from the sale in September 2012 of Series B Preferred Stock, the proceeds of which were used for redemptions of Series A Preferred Stock in October 2012, and (iii) for the 2012 periods, the results and debt related to the four properties in the process of being conveyed to their respective lenders.

CEDAR REALTY TRUST, INC.

Summary of Outstanding Debt

As of September 30, 2012

	Percent		Maturity	Interest	Stated
Property	Owned		Date	rate (a)	contract amounts
Fixed-rate mortgages:
Consolidated Properties:
Washington Center Shoppes	100%		Dec 2012	5.9%	$8,218,000
Fort Washington	100%		Jan 2013	5.4%	5,431,000
Fairview Plaza	100%		Feb 2013	5.7%	5,163,000
Academy Plaza	100%		Mar 2013	7.3%	8,701,000
General Booth Plaza	100%		Aug 2013	6.1%	4,995,000
Kempsville Crossing	100%		Aug 2013	6.1%	5,634,000
Port Richmond Village	100%		Aug 2013	6.5%	13,943,000
Smithfield Plaza	100%		Aug 2013	6.1%	3,220,000
Suffolk Plaza	100%		Aug 2013	6.1%	4,220,000
Virginia Little Creek	100%		Aug 2013	6.1%	4,517,000
Timpany Plaza	100%		Jan 2014	6.1%	7,795,000
Trexler Mall	100%		May 2014	5.5%	20,236,000
Coliseum Marketplace	100%		Jul 2014	6.1%	11,338,000
Fieldstone Marketplace	20	%(b)	Jul 2014	6.0%	17,442,000
King’s Plaza	100%		Jul 2014	6.0%	7,428,000
Liberty Marketplace	100%		Jul 2014	6.1%	8,511,000
Yorktowne Plaza	100%		Jul 2014	6.0%	19,431,000
Mechanicsburg Giant	100%		Nov 2014	5.5%	8,785,000
Elmhurst Square Shopping Center	100%		Dec 2014	5.4%	3,831,000
New London Mall	40%		Apr 2015	4.9%	27,365,000
Carbondale Plaza	100%		May 2015	6.4%	4,794,000
Oak Ridge Shopping Center	100%		May 2015	5.5%	3,308,000
Pine Grove Plaza	100%		Sep 2015	5.0%	5,486,000
Groton Shopping Center	100%		Oct 2015	5.3%	11,524,000
Southington Shopping Center	100%		Nov 2015	5.1%	5,492,000
Jordan Lane	100%		Dec 2015	5.5%	12,448,000
Oakland Mills	100%		Jan 2016	5.5%	4,680,000
Smithfield Plaza	100%		May 2016	6.2%	6,823,000
West Bridgewater	100%		Sep 2016	6.2%	10,617,000
Carman’s Plaza	100%		Oct 2016	6.2%	33,500,000
Hamburg Commons	100%		Oct 2016	6.1%	4,950,000
Meadows Marketplace	20	%(b)	Nov 2016	5.6%	9,870,000
San Souci Plaza	40%		Dec 2016	6.2%	27,200,000
Camp Hill Shopping Center	100%		Jan 2017	5.5%	64,462,000
Golden Triangle	100%		Feb 2018	6.0%	20,138,000
East Chestnut	100%		Apr 2018	7.4%	1,561,000
Gold Star Plaza	100%		May 2019	7.3%	1,781,000
Newport Plaza	100%		Jan 2020	5.9%	5,382,000
Halifax Plaza	100%		Apr 2020	6.3%	4,115,000
Swede Square	100%		Nov 2020	5.5%	10,348,000
Colonial Commons	100%		Feb 2021	5.5%	27,391,000
Townfair Center	100%		Jul 2021	5.2%	16,131,000
Virginia Little Creek	100%		Sep 2021	8.0%	328,000
Metro Square	100%		Nov 2029	7.5%	8,579,000

Total Fixed-Rate Mortgages			3.8 years	5.8%	$497,112,000

			weighted average

CEDAR REALTY TRUST, INC.

Summary of Outstanding Debt (Continued)

As of September 30, 2012

Property	Percent Owned		Maturity Date	Interest rate (a)	Stated contract amounts
Variable-rate mortgage:
Upland Square	100	%(c)	Oct 2013	3.0%	63,106,000

Total mortgages at stated contract amounts			3.5 years	5.5%	560,218,000
			weighted average
Unamortized discount/premium					(185,000)

Total mortgage debt (including unamortized discount/premium)					560,033,000

Corporate Credit Facility:
Revolving facility (d)			Jan 2015	3.0%	18,000,000
Term loan			Jan 2016	3.0%	75,000,000

			3.1 years	3.0%	93,000,000

			weighted average
Total Consolidated Debt (Excluding Held for Sale/Conveyance Mortgage Debt)			3.4 years	5.1%	$653,033,000

			weighted average

Pro-rata share of total debt reconciliation:
Total consolidated debt (excluding held for sale/conveyance mortgage debt)					$653,033,000
Less pro-rata share attributable to consolidated joint venture minority interests					(54,270,000)
Plus pro-rata share attributable to the unconsolidated Cedar/RioCan joint venture (e)					62,718,000
Plus pro-rata share attributable to properties held for sale/conveyance (f)					36,116,000

Pro-rata share of total debt					$697,597,000

Pro-rata share of fixed debt					$541,491,000
Pro-rata share of variable debt					156,106,000

Pro-rata share of total debt					$697,597,000

Percentage of pro-rata fixed debt					77.6%
Percentage of pro-rata variable debt					22.4%

					100.0%

(a)	For variable rate debt, rate in effect as of September 30, 2012.
(b)	Remaining 80% ownership interests acquired on October 12, 2012.
(c)	Although the ownership percentage for this joint venture is 60%, the Company has included 100% of this joint venture’s debt and results of operations in its pro-rata calculations, based on partnership earnings promotes, a loan guaranty, and/or other terms of the related joint venture agreement.
(d)	In October 2012, the Company redeemed 4.5 million shares of its Series A Preferred Stock for a total cash outlay of $114.1 million which was drawn on the Company’s Credit Facility.
(e)	See page 12 for information relating to the Company’s exit from the Cedar/RioCan joint venture. In that connection, the Company acquired a 100% ownership interest in Franklin Village Plaza which, as of September 30, 2012, had a property specific mortgage with a balance of $43.1 million, bearing interest at a fixed rate of 4.1% per annum, and maturing in August 2016.
(f)	See “Summary of Outstanding Debt—Held for Sale Properties.”

CEDAR REALTY TRUST, INC.

Summary of Debt Maturities

As of September 30, 2012

Consolidated, Excluding Mortgages on Properties Held for Sale
Maturity	Cedar pro-rata share of:						JV Partners pro-rata share of:
schedule by year	Scheduled Amortization	Balloon Payments		Credit Facility		Total	Scheduled Amortization	Balloon Payments	Total	Total
2012	$2,221,000	$10,695,000		$—		$12,916,000	$76,000	$—	$76,000	$12,992,000
2013	7,906,000	114,607,000	(a)	—		122,513,000	302,000	—	302,000	122,815,000
2014	5,616,000	87,154,000		—		92,770,000	151,000	13,502,000	13,653,000	106,423,000
2015	4,392,000	56,385,000		18,000,000	(b) (c)	78,777,000	125,000	16,419,000	16,544,000	95,321,000
2016	3,707,000	71,520,000		75,000,000	(b)	150,227,000	150,000	23,545,000	23,695,000	173,922,000
2017	2,600,000	60,478,000		—		63,078,000	—	—	—	63,078,000
2018	1,964,000	32,905,000		—		34,869,000	—	—	—	34,869,000
2019	1,592,000	—		—		1,592,000	—	—	—	1,592,000
2020	1,419,000	12,169,000		—		13,588,000	—	—	—	13,588,000
2021	604,000	22,383,000		—		22,987,000	—	—	—	22,987,000
Thereafter	4,974,000	472,000		—		5,446,000	—	—	—	5,446,000

	$36,995,000	$468,768,000		$93,000,000		$598,763,000	$804,000	$53,466,000	$54,270,000	$653,033,000

(a)	Includes $59.7 million of property-specific construction financing, due in October 2013, subject to a one-year extension option.
(b)	Each of the amounts due in 2015 and 2016 are subject to one-year extension options.
(c)	In October 2012, the Company redeemed 4.5 million shares of its Series A Preferred Stock for a total cash outlay of $114.1 million which was drawn on the Company’s Credit Facility.

CEDAR REALTY TRUST, INC.

Overview of Exit from Cedar/RioCan Joint Venture

On October 10, 2012, the Company exited the 20% Cedar / 80% RioCan joint venture that owned 22 retail shopping-center properties. Pursuant to the underlying agreements, the Company exchanged its 20% interest in the joint venture for (a) a 100% ownership interest in Franklin Village Plaza and (b) approximately $40.0 million in cash. The annualized impact of the transaction is summarized below.

Cash Earnings Increase / (Decrease)
Cash Property Operating Income (“POI”)
Acquisition of Franklin Village Plaza (80% share)	$4,000,000
Disposition of 21 assets (20% share)	(7,700,000)

Cash POI decrease, net	(3,700,000)

Net Interest Savings / Net Debt Reductions		Stated Interest Rate	Net Debt Reductions
Franklin Village Plaza (80% share)	(1,400,000)	4.1%	$34,500,000
Disposition of 21 assets (20% share)	2,800,000	5.2%	(54,200,000)
Interest savings on mortgage prepayments (a)	2,600,000	6.5%	(40,000,000)

Total net interest savings / net debt reductions	4,000,000		$(59,700,000)

Reduction in joint venture management fees (b)	(2,500,000)

Cost reduction measures ($2.0-$2.5 million) (c)	2,250,000

Net impact of exiting Cedar/RioCan joint venture	$50,000

(a)	Includes prepayment, without penalty, of mortgages at Academy Plaza, General Booth Plaza, Kempsville Crossing, Port Richmond Village, Smithfield Plaza and Virginia Little Creek, planned for the latter part of 2012 through February 1, 2013.
(b)	The Company will continue to manage the properties acquired by RioCan subject to a management agreement which will terminate effective January 31, 2013.
(c)	Cost reduction measures being implemented over the next twelve months.

CEDAR REALTY TRUST, INC.

Preferred Stock Activity

	Series A 8.875%		Series B 7.25% (a)
	Shares	Amount	Shares	Amount
Balance, December 31, 2011	6,400,000	$158,575,000	—	—

Initial Series B Offering and Series A Redemption	(360,000)	(8,920,000)	400,000	9,200,000

“At-The-Market” Series B Sales and Open Market Series A Purchases	(127,000)	(3,148,000)	199,000	4,581,000

Follow-on Series B Offering	—	—	4,830,000	115,006,000

Balance, September 30, 2012	5,913,000	146,507,000	5,429,000	128,787,000

Series A Redemptions (b)	(4,505,000)	(111,622,000)	—	—

Balance, October 15, 2012	1,408,000	$34,885,000	5,429,000	128,787,000

(a)	Series B issued in 2012 at a discount for a weighted average yield of 7.64%.
(b)	Series A redemptions occurred on October 11 and October 15, 2012.

CEDAR REALTY TRUST, INC.

Real Estate Summary

As of September 30, 2012

		Percent		Year		%	Average base rent per	Major Tenants (a)
Property Description	State	owned		acquired	GLA	occupied	leased sq. ft.	Name	GLA
Connecticut
Groton Shopping Center	CT	100%		2007	117,186	84.3%	$11.66	TJ Maxx	30,000
Jordan Lane	CT	100%		2005	181,730	96.8%	10.87	Stop & Shop	60,632
								CW Price	39,280
								Retro Fitness	20,283
New London Mall	CT	40%		2009	259,293	94.2%	14.18	Shoprite	64,017
								Marshalls	30,354
								Homegoods	25,432
								Petsmart	23,500
								AC Moore	20,932
Oakland Commons	CT	100%		2007	90,100	39.1%	0.17	Bristol Ten Pin	35,189
Southington Shopping Center	CT	100%		2003	155,842	99.3%	6.77	Wal-Mart	95,482
								NAMCO	20,000
The Brickyard	CT	100%		2004	249,200	68.2%	7.58	Home Depot	103,003

Total Connecticut					1,053,351	83.4%	10.09

Maryland
Kenley Village	MD	100%		2005	51,894	73.7%	8.77	Food Lion	29,000
Metro Square	MD	100%		2008	71,896	100.0%	18.87	Shoppers Food Warehouse	58,668
Oakland Mills	MD	100%		2005	58,224	100.0%	13.60	Food Lion	43,470
San Souci Plaza	MD	40%		2009	264,134	81.9%	9.42	Shoppers Food Warehouse	61,466
								Marshalls	27,000
								Maximum Health and Fitness	15,612
St. James Square	MD	100%		2005	39,903	100.0%	11.42	Food Lion	33,000
Valley Plaza	MD	100%		2003	190,939	100.0%	4.98	K-Mart	95,810
								Ollie’s Bargain Outlet	41,888
								Tractor Supply	32,095
Yorktowne Plaza	MD	100%		2007	158,982	92.1%	13.31	Food Lion	37,692

Total Maryland					835,972	91.1%	10.34

Massachusetts
Fieldstone Marketplace	MA	20	% (b)	2005	193,970	95.8%	11.23	Shaw’s	68,000
								Flagship Cinema	41,975
								New Bedford Wine and Spirits	15,180
Kings Plaza	MA	100%		2007	168,243	92.7%	6.15	Work Out World	42,997
								CW Price	28,504
								Ocean State Job Lot	20,300
								Savers	19,339
Norwood Shopping Center	MA	100%		2006	102,459	98.2%	7.74	Hannaford Brothers	42,598
								Rocky’s Ace Hardware	18,830
								Dollar Tree	16,798
Price Chopper Plaza	MA	100%		2007	101,824	91.1%	10.95	Price Chopper	58,545
The Shops at Suffolk Downs	MA	100%		2005	121,251	86.8%	12.78	Stop & Shop	74,977
Timpany Plaza	MA	100%		2007	183,775	97.0%	6.83	Stop & Shop	59,947
								Big Lots	28,027
								Gardner Theater	27,576
West Bridgewater Plaza	MA	100%		2007	133,039	96.9%	9.04	Shaw’s	57,315
								Big Lots	25,000
								Planet Fitness	15,000

Total Massachusetts					1,004,561	94.3%	9.04

New Jersey
Carll’s Corner	NJ	100%		2007	129,582	85.4%	8.84	Acme Markets	55,000
								Peebles	18,858
Pine Grove Plaza	NJ	100%		2003	86,089	84.7%	10.86	Peebles	24,963
Washington Center Shoppes	NJ	100%		2001	157,394	94.3%	8.88	Acme Markets	66,046
								Planet Fitness	20,742

Total New Jersey					373,065	89.0%	9.30

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of September 30, 2012

		Percent		Year		%	Average base rent per	Major Tenants (a)
Property Description	State	owned		acquired	GLA	occupied	leased sq. ft.	Name	GLA
New York
Carman’s Plaza	NY	100%		2007	194,082	91.8%	17.09	Pathmark	52,211
								Extreme Fitness	27,598
								Home Goods	25,806
								Department of Motor Vehicle	19,310

Pennsylvania
Academy Plaza	PA	100%		2001	151,977	82.2%	13.66	Acme Markets	50,918
Camp Hill	PA	100%		2002	470,117	99.3%	13.56	Boscov’s	167,597
								Giant Foods	92,939
								LA Fitness	45,000
								Orthopedic Inst of PA	40,904
								Barnes & Noble	24,908
								Staples	20,000
Carbondale Plaza	PA	100%		2004	120,689	92.2%	6.65	Weis Markets	52,720
								Peebles	18,000
Circle Plaza	PA	100%		2007	92,171	100.0%	2.74	K-Mart	92,171
Colonial Commons	PA	100%		2011	466,233	85.6%	12.74	Giant Foods	67,815
								Dick’s Sporting Goods	56,000
								L.A. Fitness	41,325
								Ross Dress For Less	30,000
								Marshalls	27,000
								JoAnn Fabrics	25,500
								David’s Furniture	24,970
								Office Max	23,500
Crossroads II	PA	100	%(c)	2008	133,717	90.1%	20.01	Giant Foods	78,815
East Chestnut	PA	100%		2005	21,180	100.0%	13.39	Rite Aid	11,180
Fairview Commons	PA	100%		2007	42,314	56.2%	9.45	Family Dollar	10,789
Fairview Plaza	PA	100%		2003	71,979	100.0%	12.36	Giant Foods	61,637
Fort Washington	PA	100%		2002	41,000	100.0%	19.90	LA Fitness	41,000
Gold Star Plaza	PA	100%		2006	71,720	82.2%	8.91	Redner’s	48,920
Golden Triangle	PA	100%		2003	202,943	98.2%	12.47	LA Fitness	44,796
								Marshalls	30,000
								Staples	24,060
								Just Cabinets	18,665
								Aldi	15,242
Halifax Plaza	PA	100%		2003	51,510	100.0%	11.81	Giant Foods	32,000
Hamburg Commons	PA	100%		2004	99,580	96.4%	6.50	Redner’s	56,780
								Peebles	19,683
Huntingdon Plaza	PA	100%		2004	142,845	71.9%	5.44	Sears	26,150
								Peebles	22,060
Lake Raystown Plaza	PA	100%		2004	142,559	95.7%	12.31	Giant Foods	63,835
								Tractor Supply	32,711
Liberty Marketplace	PA	100%		2005	68,200	89.4%	17.56	Giant Foods	55,000
Meadows Marketplace	PA	20	%(b)	2004	91,518	100.0%	15.43	Giant Foods	67,907
Mechanicsburg Giant	PA	100%		2005	51,500	100.0%	21.78	Giant Foods	51,500
Newport Plaza	PA	100%		2003	64,489	100.0%	11.55	Giant Foods	43,400
Northside Commons	PA	100%		2008	64,710	96.1%	9.89	Redner’s Market	48,519
Palmyra Shopping Center	PA	100%		2005	111,051	72.9%	6.29	Weis Markets	46,912
								Rite Aid	18,104
Port Richmond Village	PA	100%		2001	154,908	96.8%	12.51	Thriftway	40,000
								Pep Boys	20,615
								City Stores, Inc.	15,200
River View Plaza I, II and III	PA	100%		2003	244,034	88.6%	18.24	United Artists	77,700
								Avalon Carpet	25,000
								Pep Boys	22,000
								Staples	18,000
South Philadelphia	PA	100%		2003	283,415	79.3%	14.35	Shop Rite	54,388
								Ross Dress For Less	31,349
								Bally’s Total Fitness	31,000
								Modell’s	20,000

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of September 30, 2012

							Average
		Percent		Year		%	base rent per	Major Tenants (a)
Property Description	State	owned		acquired	GLA	occupied	leased sq. ft.	Name	GLA
Pennsylvania (continued)
Swede Square	PA	100%		2003	100,816	97.0%	16.02	LA Fitness	37,200
The Commons	PA	100%		2004	203,426	87.5%	9.50	Bon-Ton	54,500
								Shop ‘n Save	52,654
								TJ Maxx	24,404
The Point	PA	100%		2000	268,037	99.0%	12.41	Burlington Coat Factory	76,665
								Giant Foods	76,627
								AC Moore	24,890
								Staples	24,000
Townfair Center	PA	100%		2004	218,662	97.2%	8.63	Lowe’s Home Centers	95,173
								Giant Eagle	83,821
								Michael’s Store	17,592
Trexler Mall	PA	100%		2005	339,363	90.2%	9.98	Kohl’s	88,248
								Bon-Ton	62,000
								Lehigh Wellness Partners	30,594
								Trexlertown Fitness Club	28,870
								Marshall’s	28,591
Trexlertown Plaza	PA	100%		2006	316,143	78.9%	13.19	Giant Foods	78,335
								Redner’s	47,900
								Big Lots	33,824
								Sears	22,500
								Tractor Supply	19,097
Upland Square	PA	100	% (c)	2007	391,578	91.8%	16.91	Giant Foods	78,900
								Carmike Cinema	45,276
								LA Fitness	42,000
								Best Buy	30,000
								TJ Maxx	25,000
								Bed, Bath & Beyond	24,721
								A.C. Moore	21,600
								Staples	18,336

Total Pennsylvania					5,294,384	90.4%	12.64

Virginia
Annie Land Plaza	VA	100%		2006	42,500	97.2%	9.38	Food Lion	29,000
Coliseum Marketplace	VA	100%		2005	105,998	100.0%	15.97	Farm Fresh	57,662
								Michael’s	23,981
Elmhurst Square	VA	100%		2006	66,250	89.1%	9.42	Food Lion	38,272
General Booth Plaza	VA	100%		2005	71,639	100.0%	12.11	Farm Fresh	53,758
Kempsville Crossing	VA	100%		2005	94,477	97.3%	11.21	Farm Fresh	73,878
Martin’s at Glen Allen	VA	100%		2005	63,328	100.0%	6.61	Martin’s	63,328
Oak Ridge Shopping Center	VA	100%		2006	38,700	100.0%	10.56	Food Lion	33,000
Smithfield Plaza	VA	100%		2005/2008	134,664	96.4%	9.38	Farm Fresh	45,544
								Maxway	21,600
								Peebles	21,600
Suffolk Plaza	VA	100%		2005	67,216	100.0%	9.40	Farm Fresh	67,216
Ukrop’s at Fredericksburg	VA	100%		2005	63,000	100.0%	18.47	Ukrop’s Supermarket	63,000
Virginia Little Creek	VA	100%		2005	69,620	100.0%	11.12	Farm Fresh	66,120

Total Virginia					817,392	98.1%	11.41

Total Consolidated Properties, Excluding Held for Sale/Conveyance Properties—“Operating Portfolio”					9,572,807	90.8%	11.64

Franklin Village Plaza (acquired 100% ownership interest on October 10, 2012)	MA	20	%(d)	2004	304,347	93.8%	19.99	Stop & Shop	75,000
								Marshalls	26,890
								Team Fitness	15,807

					9,877,154	90.9%	$11.91

(a)	Major tenants are determined as tenants with 15,000 or more sq.ft of GLA, tenants at single-tenant properties, or the largest tenant at a property.
(b)	Remaining 80% ownership interest acquired on October 12, 2012.
(c)	Although the ownership percentages for these joint ventures is 60%, the Company has included 100% of these joint ventures’ debt and results of operations in its pro-rata calculations, based on partnership earnings promotes, loan guaranties, and/or other terms of the related joint venture agreements.
(d)	See page 12 for information relating to the Company’s purchase of the remaining 80% ownership interest in Franklin Village Plaza.

CEDAR REALTY TRUST, INC.

Leasing Activity

	Three months ended	Year to date
Renewals (a)	September 30, 2012	September 30, 2012
Leases signed	27	85
Square feet	153,000	357,000
New rent per sq.ft (b)	$12.03	$12.27
Prior rent per sq. ft (b)	$11.09	$11.39
Cash basis % change	8.5%	7.7%
Tenant improvements per sq. ft.	$0.00	$0.00
Average lease term (years)	5.1	4.5

New Leases
Leases signed	10	34
Square feet	31,000	169,000
New rent per sq.ft (b)	$16.45	$13.55
Tenant improvements per sq. ft. (c)	$23.88	$9.89
Average lease term (years)	9.0	10.0

Renewals and New Leases
Leases signed	37	119
Square feet	184,000	526,000
New rent per sq.ft (b)	$12.81	$12.68
Tenant improvements per sq. ft. (c)	$4.06	$3.18
Average lease term (years)	5.8	6.3

(a)	Includes leases that renewed with no increase pursuant to their terms. The renewal results, excluding such leases with no contractual increase, would have been as follows:

	Three months ended	Year to date
	September 30, 2012	September 30, 2012
Leases signed	25	70
Square feet	117,000	273,000
Cash basis % change	9.7%	9.1%

(b)	New rent per sq. ft. represents the minimum cash rent under the new lease for the first 12 months of the term. Prior rent per sq. ft. represents the minimum cash rent under the prior lease for the last 12 months of the previous term.
(c)	Includes tenant allowance and landlord work. Excludes first generation space.

CEDAR REALTY TRUST, INC.

Tenant Concentration (Based on Annualized Base Rent)

As of September 30, 2012

	Number				Annualized	Percentage
	of			Annualized	base rent	annualized
Tenant	stores	GLA	% of GLA	base rent	per sq. ft.	base rents
Top twenty tenants (a):
Giant Foods	14	912,000	9.5%	$13,789,000	$15.12	13.6%
LA Fitness	7	282,000	2.9%	4,447,000	15.77	4.4%
Farm Fresh	6	364,000	3.8%	3,909,000	10.74	3.9%
Dollar Tree	19	194,000	2.0%	1,928,000	9.94	1.9%
Food Lion	7	243,000	2.5%	1,925,000	7.92	1.9%
Stop & Shop (b)	3	196,000	2.0%	1,802,000	9.19	1.8%
Staples	5	104,000	1.1%	1,701,000	16.36	1.7%
Shop Rite	2	118,000	1.2%	1,695,000	14.36	1.7%
Redner’s	4	202,000	2.1%	1,514,000	7.50	1.5%
United Artist	1	78,000	0.8%	1,411,000	18.09	1.4%
Shaw’s	2	125,000	1.3%	1,389,000	11.11	1.4%
Shoppers Food Warehouse	2	120,000	1.3%	1,237,000	10.31	1.2%
Ukrop’s	1	63,000	0.7%	1,163,000	18.46	1.1%
Kohl’s Department Store	2	149,000	1.6%	1,113,000	7.47	1.1%
Marshall’s	5	143,000	1.5%	1,097,000	7.67	1.1%
Carmike Cinema	1	45,000	0.5%	1,034,000	22.98	1.0%
Rite Aid	6	65,000	0.7%	967,000	14.88	1.0%
Giant Eagle	1	84,000	0.9%	922,000	10.98	0.9%
Dick’s Sporting Goods	1	56,000	0.6%	812,000	14.50	0.8%
Home Depot	1	103,000	1.1%	773,000	7.50	0.8%

Sub-total top twenty tenants	90	3,646,000	38.1%	44,628,000	12.24	44.1%

Remaining tenants	764	5,043,000	52.7%	56,505,000	11.20	55.9%

Sub-total all tenants (c)	854	8,689,000	90.8%	$101,133,000	$11.64	100.0%

Vacant space	N/A	884,000	9.2%

Total	854	9,573,000	100.0%

(a)	Several of the tenants listed above share common ownership with other tenants: (1) Giant Foods, Stop & Shop, and Martin’s at Glen Allen (GLA of 63,000; annualized base rent of $418,000), and (2) Farm Fresh, Shaw’s, Shop ‘n Save (GLA of 53,000; annualized base rent of $412,000), Shoppers Food Warehouse, and Acme Markets (GLA of 172,000; annualized base rent of $756,000).
(b)	Does not include Stop & Shop at Franklin Village Plaza (100% ownership interest acquired on October 10, 2012), with GLA of 75,000, annualized base rent of $1,003,000, and a lease expiration date of April 2026.
(c)	Comprised of large tenants (greater than 15,000 sq. ft.) and small tenants as follows:

				Annualized	Percentage
			Annualized	base rent	annualized
	GLA	% of GLA	base rent	per sq. ft.	base rents
Large tenants	6,150,000	70.8%	$61,300,000	$9.97	60.6%
Small tenants	2,539,000	29.2%	39,833,000	15.69	39.4%

Total	8,689,000	100.0%	$101,133,000	$11.64	100.0%

CEDAR REALTY TRUST, INC.

Lease Expirations

As of September 30, 2012

						Percentage
	Number		Percentage	Annualized	Annualized	of annualized
Year of lease	of leases	GLA	of GLA	expiring	expiring base	expiring
expiration	expiring	expiring	expiring	base rents	rents per sq. ft.	base rents
Month-To-Month	29	88,000	1.0%	$1,080,000	$12.27	1.1%
2012	31	79,000	0.9%	1,010,000	12.78	1.0%
2013	112	476,000	5.5%	6,658,000	13.99	6.6%
2014	130	1,185,000	13.6%	10,832,000	9.14	10.7%
2015	140	1,261,000	14.5%	13,326,000	10.57	13.2%
2016	104	881,000	10.1%	9,396,000	10.67	9.3%
2017	101	904,000	10.4%	11,363,000	12.57	11.2%
2018	49	578,000	6.7%	7,410,000	12.82	7.3%
2019	27	337,000	3.9%	3,891,000	11.55	3.8%
2020	31	874,000	10.1%	8,086,000	9.25	8.0%
2021	32	404,000	4.6%	5,893,000	14.59	5.8%
2022	19	131,000	1.5%	1,616,000	12.34	1.6%
Thereafter	49	1,491,000	17.2%	20,572,000	13.80	20.3%

All tenants	854	8,689,000	100.0%	$101,133,000	$11.64	100.0%

Vacant space	N/A	884,000	N/A

Total portfolio	854	9,573,000	N/A

CEDAR REALTY TRUST, INC.

Property Net Operating Income (“NOI”)

Same-Property (a)

	Three months ended September 30,		Percent
	2012	2011	Change
Base Rents (b)	$20,088,000	$19,986,000	0.5%
Expenses Recoveries	4,718,000	4,926,000	-4.2%

Total Revenues	24,806,000	24,912,000	-0.4%
Operating Expenses (c)	6,958,000	7,077,000	-1.7%

NOI	$17,848,000	$17,835,000	0.1%

Occupancy	92.5%	93.1%
No. of properties	61	61

NOI growth, excluding dark anchor impact (d)                                                                  1.2%

	Nine months ended September 30,		Percent
	2012	2011	Change
Base Rents (b)	$59,583,000	$59,194,000	0.7%
Expenses Recoveries	15,305,000	16,565,000	-7.6%

Total Revenues	74,888,000	75,759,000	-1.1%
Operating Expenses (c)	21,483,000	23,145,000	-7.2%

NOI	$53,405,000	$52,614,000	1.5%

Occupancy	92.4%	93.1%
No. of properties	60	60

NOI growth, excluding dark anchor impact (d)                                                                  2.1%

(a)	Same properties include only those consolidated properties that were owned and operated for the entirety of both comparative periods, and exclude ground-up developments and redevelopment properties, and properties treated as “held for sale/conveyance”.
(b)	Base rents exclude the effects of straight-line rent adjustments, amortization of intangible lease liabilities, and lease termination income.
(c)	Operating expenses include intercompany management fee expense.
(d)	Excludes the down time impact prior to Walmart Neighborhood Market taking possession of the space at Oakland Commons, located in Bristol, CT.

CEDAR REALTY TRUST, INC.

Dispositions

	Percent			Date	Sales
Property	Owned	Location	GLA	Sold	Price
Hilliard Discount Drug Mart Plaza	100%	Hilliard, OH	40,988	2/7/2012	$1,434,000
First Merit Bank at Akron	100%	Akron, OH	3,200	2/23/2012	633,000
Grove City Discount Drug Mart Plaza	100%	Grove City, OH	40,848	3/12/2012	1,925,000
CVS at Naugatuck	50%	Naugatuck, CT	13,225	3/20/2012	3,350,000
CVS at Bradford	100%	Bradford, PA	10,722	3/30/2012	967,000
CVS at Celina	100%	Celina, OH	10,195	3/30/2012	1,449,000
CVS at Erie	100%	Erie, PA	10,125	3/30/2012	1,278,000
CVS at Portage Trail	100%	Akron, OH	10,722	3/30/2012	1,061,000
Rite Aid at Massillon	100%	Massillon, OH	10,125	3/30/2012	1,492,000
Kingston Plaza	100%	Kingston, NY	5,324	4/12/2012	1,182,000
Stadium Plaza	100%	East Lansing, MI	77,688	5/3/2012	5,400,000
Blue Mountain Commons (land parcel)	100%	Harrisburg, PA	N/A	6/19/2012	102,000
Oregon Pike (land parcel)	100%	Lancaster, PA	N/A	6/28/2012	1,100,000
Trindle Springs (land parcel)	100%	Mechanicsburg, PA	N/A	7/20/2012	800,000
Aston (land parcel)	100%	Aston, PA	N/A	7/27/2012	1,365,000

Total					$23,538,000

Properties Held For Sale/Conveyance

CEDAR REALTY TRUST, INC.

Summary of Real Estate Held for Sale/Conveyance

As of September 30, 2012

							Average
		Percent				%	base rent per	Major Tenants (a)
Property Description	State	owned		GLA		occupied	leased sq. ft.	Name	GLA
Ohio Discount Drug Mart Portfolio
Gahanna Discount Drug Mart Plaza	OH	100%		48,667		82.3%	13.90	Discount Drug Mart	24,592
Westlake Discount Drug Mart Plaza	OH	100%		55,775		88.0%	5.83	BG Storage	24,600
								Discount Drug Mart	24,480

Total Ohio Discount Drug Mart Portfolio				104,442		85.3%	9.46

Single-Tenant/Triple-Net-Lease Properties
McCormick Place	OH	100%		46,000		100.0%	4.50	Sam Levin Furniture	46,000

Malls
Columbia Mall	PA	100%		352,544		84.4%	3.96	Sears	64,264
								Dunham Sports	61,178
								Bon-Ton	45,000
								J.C. Penny	34,076
Shore Mall	NJ	100%		459,058		94.9%	7.72	Boscov’s	172,200
								Burlington Coat Factory	85,000
The Point at Carlisle	PA	100	%(b)	182,859		87.7%	6.69	Bon-Ton	59,925
								Office Max	22,645
								Dunham Sports	21,300
								Dollar Tree	16,300

Total Malls				994,461		89.9%	6.28

Other Non-Core Assets
Dunmore Shopping Center	PA	100%		101,080		89.2%	2.87	Enyon Furniture Outlet	40,000
								Big Lots	26,902
Heritage Crossing	PA	100	%(c)	28,098		100.0%	23.59	Walgreens	14,748
Oakhurst Plaza	PA	100%		111,869		59.0%	13.86	Gold’s Gym	28,499
Roosevelt II	PA	100%		180,088		0.0%	—	Vacant	N/A

Total Other Non-Core Assets				421,135		43.8%	9.97

Homburg Joint Venture :
Aston Center	PA	20	%(d)	55,000		100.0%	25.45	Giant Foods	55,000
Ayr Town Center	PA	20	%(d)	58,000		94.5%	15.36	Giant Foods	52,400
Parkway Plaza	PA	20	%(d)	111,028		94.6%	14.42	Giant Foods	71,335
Pennsboro Commons	PA	20	%(d)	109,724		84.7%	14.22	Giant Foods	66,224
Scott Town Center	PA	20	%(d)	67,933		100.0%	17.96	Giant Foods	54,333
Spring Meadow Shopping Center	PA	20	%(d)	70,350		100.0%	20.23	Giant Foods	67,400
Stonehedge Square	PA	20	%(d)	88,677		97.1%	12.22	Nell’s Market	51,687

Total Homburg Joint Venture				560,712		94.9%	16.49

Total Properties Held for Sale				2,126,750		82.1%	$9.90

Land Parcels Previously Acquired for Development
Six land parcels in Pennsylvania	PA	100%		80	acres
Shore Mall	NJ	100%		50	acres
Wyoming	MI	100%		12	acres

Total Land Parcels Previously Acquired for Development				142	acres

(a)	Major tenants are determined as tenants with 15,000 or more sq.ft. of GLA, tenants at single-tenant properties, or the largest tenant at a property.
(b)	Property sold on October 23, 2012.
(c)	Although the ownership percentage for this joint venture is stated at 60%, the Company has included 100% of this joint venture’s results of operations in its-pro-rata calculations, based on the terms of the related joint venture agreement.
(d)	Properties sold on October 12, 2012.

CEDAR REALTY TRUST, INC.

Properties Held for Sale/Conveyance—Summary of Outstanding Debt

As of September 30, 2012

				Stated
	Percent	Maturity	Interest	contract
Property	Owned	Date	rate	amounts
Fixed-rate mortgages:
Homburg Joint Venture (a):
Spring Meadow Shopping Center	20%	Nov 2014	5.9%	$11,877,000
Ayr Town Center	20%	Jun 2015	5.6%	6,825,000
Scott Town Center	20%	Aug 2015	4.9%	8,384,000
Aston Center	20%	Nov 2015	5.9%	11,985,000
Pennsboro Commons	20%	Mar 2016	5.5%	10,430,000
Parkway Plaza	20%	May 2017	5.5%	14,244,000
Stonehedge Square	20%	Jul 2017	6.2%	8,686,000

Other (b):
Roosevelt II	100%	Mar 2012	6.5%	11,105,000
Gahanna DDM	100%	Nov 2016	5.8%	4,839,000
Westlake DDM	100%	Dec 2016	5.6%	3,109,000
McCormick Place	100%	Aug 2017	6.1%	2,547,000

Total fixed-rate mortgages		3.3 years	5.8%	94,031,000
		[weighted average]
Unamortized premium				140,000

Total mortgage debt (including unamortized premium)				$94,171,000

Cedar’s pro-rata share of total debt				$36,116,000

(a)	Properties sold on October 12, 2012.
(b)	These properties are in the process of being conveyed to their respective lenders; until such conveyances are completed, interest is being recorded (but not paid) at approximately 500 basis points higher than the stated rates.

CEDAR REALTY TRUST, INC.

Non-GAAP Financial Disclosures

Use of Funds From Operations (“FFO”)

FFO is a widely-recognized non-GAAP financial measure for REITs that the Company believes, when considered with financial statements determined in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand a REIT’s operating performance. The Company considers FFO an important supplemental measure of its operating performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs.

The Company computes FFO in accordance with the “White Paper” published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income applicable to common shareholders (determined in accordance with GAAP), impairment charges, excluding gains or losses from debt restructurings and sales of properties, plus real estate-related depreciation and amortization, and after adjustments for partnerships and joint ventures (which are computed to reflect FFO on the same basis). FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income applicable to common shareholders or to cash flow from operating activities. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

The Company also presents “Recurring FFO”, which excludes certain items that are not indicative of the results provided by the Company’s operating portfolio and that affect the comparability of the Company’s period-over-period performance, such as management transition charges and employee termination costs, the accelerated write-off of deferred financing costs, mark-to-market adjustments related to share-based compensation, preferred stock redemption costs, acquisition transaction costs, and costs related to terminated projects.

Use of Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”)

EBITDA is another widely-recognized non-GAAP financial measure that the Company believes, when considered with financial statements determined in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REITs. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by excluding interest expense and amortization of deferred financing costs, and depreciation and amortization, from income from continuing operations.

The Company also presents “Adjusted EBITDA”, which excludes certain items that are not indicative of the results provided by the Company’s operating portfolio and that affect the comparability of the Company’s period-over-period performance, such as mark-to-market adjustments relating to share-based compensation, management transition charges and employee termination costs, write-off of an investment in an unconsolidated joint venture, acquisition transaction costs, and costs related to terminated projects. The ratios of debt to Adjusted EBITDA, Adjusted EBITDA to interest expense, and Adjusted EBITDA to fixed charges are additional related measures of financial performance. Because EBITDA from one company to another excludes some, but not all, items that affect net income, the computations of EBITDA may vary from one company to another.